UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 8, 2015 (June 5, 2015)

EQT GP Holdings, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37380	30-0855134
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On June 5, 2015, Kimberly T. Fleming was elected as an independent director of EQT GP Services, LLC, the general partner (the EQGP General Partner) of EQT GP Holdings, LP (EQGP).  Ms. Fleming will serve as a member of the Audit Committee of the EQGP General Partner.

Ms. Fleming is currently Chairman and Chief Executive Officer of Hefren-Tillotson, Inc. (Hefren-Tillotson), a privately held Pittsburgh-based firm offering financial planning and investment advisory services for individuals, foundations, trusts and qualified retirement plans.  Ms. Fleming has served as President of Hefren-Tillotson since 1996, and in December 2010, was elected Chairman and Chief Executive Officer.   Ms. Fleming holds a degree in Economics from Northwestern University.  She also is a Chartered Financial Analyst charterholder, a graduate and former board member of the Securities Industry Institute at the University of Pennsylvania, and has completed the Center for Fiduciary Studies Certification program at the University of Pittsburgh.

Ms. Fleming will receive the standard compensation amounts payable to non-employee directors of the EQGP General Partner, as described in EQGP’s Registration Statement on Form S-1 (File No. 333-202053) filed with the U.S. Securities and Exchange Commission, as amended.

Item 7.01.                                        Regulation FD Disclosure.

On June 8, 2015, EQGP issued a press release with respect to the matter described above, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by EQT GP Holdings, LP dated June 8, 2015. (Furnished solely for the purposes of Item 7.01 of this Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT GP Holdings, LP

By: EQT GP Services, LLC,
its general partner

Date: June 8, 2015	By:	/s/ Philip P. Conti
	Name:	Philip P. Conti
	Title:	Senior Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by EQT GP Holdings, LP dated June 8, 2015. (Furnished solely for the purposes of Item 7.01 of this Form 8-K).